UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 22, 2009
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On May 22, 2009, Colonial Properties Trust (the “Company”) and Colonial Realty Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Wachovia Capital Markets, LLC (the “Agent”), pursuant to which the Company agreed to sell, under its Registration Statement on Form S-3 (File No. 333-158081), effective April 10, 2009, up to an aggregate sales price of $50,000,000 of its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), through the Agent. Sales of the Common Shares made pursuant to the Equity Distribution Agreement, if any, will be made on the New York Stock Exchange by means of ordinary brokers’ transactions at market prices, in block transactions or as otherwise agreed by the Company and the Agent. The Equity Distribution Agreement is filed as Exhibit 1.1 to this Report.
Item 8.01 Other Events
     The Company filed a prospectus supplement regarding the offering contemplated by the Equity Distribution Agreement described in Item 1.01 above. The prospectus supplement included, among other disclosures, the following disclosure regarding certain risk factors in the Company’s business:
A large number of shares available for future sale, and further issuances of equity securities, could adversely affect the market price of our common shares and may be dilutive to current shareholders.
     The sales of a substantial number of common shares, or the perception that such sales could occur, could adversely affect prevailing market prices for our common shares. In addition to issuances of shares pursuant to share option and share purchase plans, as of March 31, 2009: we may issue up to 8,855,184 common shares of the Company upon redemption of currently outstanding units of Colonial Realty Limited Partnership; and the Company has filed a registration statement with the Securities and Exchange Commission allowing us to offer, from time to time, equity securities of the Company (including common or preferred shares) for an aggregate initial public offering price of up to $500 million (of which up to $50 million may be issued under this prospectus supplement) on an as-needed basis, subject to our ability to effect offerings on satisfactory terms based on prevailing conditions. Additionally, the Company’s Board of Trustees can authorize the issuance of additional securities without shareholder approval. Our ability to execute our business strategy depends on our access to an appropriate blend of debt financing, including unsecured lines of credit and other forms of secured and unsecured debt, and equity financing, including issuances of common and preferred equity. No accurate prediction can be made about the effect that future distributions or sales of common shares of the Company will have on the market price of the Company’s common shares.
* * *
     “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
     Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.

     The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
     This Current Report on Form 8-K is being filed or furnished (as the case may be) on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Colonial Properties Trust and Colonial Realty Limited Partnership, as applicable.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     Attached as exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Equity Distribution Agreement, dated May 22, 2009, by and among the Company, the Operating Partnership and Wachovia Capital Markets, LLC, as Agent

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the Common Shares

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law

8.1	Opinion of Hogan & Hartson LLP regarding certain tax matters

23.1	Consent of Hogan & Hartson LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: May 22, 2009	By:	/s/ John P. Rigrish John P. Rigrish
Chief Administrative Officer

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

Date: May 22, 2009	By:	/s/ John P. Rigrish John P. Rigrish
Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Document
1.1	Equity Distribution Agreement, dated May 22, 2009, by and among the Company, the Operating Partnership and Wachovia Capital Markets, LLC, as Agent

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the Common Shares

5.2	Opinion of Sirote & Permutt, P.C. regarding Alabama law

8.1	Opinion of Hogan & Hartson LLP regarding certain tax matters

23.1	Consent of Hogan & Hartson LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)